UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2020

NOW INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36325	46-4191184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 North Eldridge Parkway Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-823-4700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DNOW	New York Stock Exchange

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported in Item 5.07, on May 20, 2020, NOW Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted to approve an amendment (the “Declassification Amendment”) to the Company’s Certificate of Incorporation to declassify the Board of Directors (the “Board”) and provide for annual election of all directors, beginning with the Company’s 2021 Annual Meeting. Immediately following such vote, on May 20, 2020, the Company filed the amendment to the Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect the Declassification Amendment. Following this amendment, every director whose terms expire in or after 2021 will stand for election for one-year terms as opposed to three year terms.

In connection with the Declassification Amendment proposal, the Board has adopted an amendment to the Bylaws (the “Amended and Restated Bylaws”), to declassify the Board, which became effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 20, 2020, the Company held its Annual Meeting of Stockholders where the following matters were voted upon and approved by the Company’s stockholders:

1.	the election of three members to the Board of Directors;

2.	the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2020;

3.	the approval, on an advisory basis, of the compensation of our named executive officers; and

4.	the approval of an amendment to the Company’s Certificate of Incorporation to provide for the annual election of all directors;

The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of directors:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Richard Alario	95,448,421	1,097,578	49,321	4,639,395
Paul Coppinger	87,174,608	9,370,391	50,321	4,639,395
Rodney Eads	95,629,997	915,659	49,664	4,639,395

The three directors nominated by the Board of Directors were re-elected to serve three-year terms expiring in 2023. There were no nominees to office other than the directors elected.

	For	Against	Abstain	BROKER NON-Votes
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2020	100,798,814	355,710	80,191	0

	For	Against	Abstain	BROKER NON-Votes
3. Approval of the compensation of the Company’s named executive officers	93,686,247	2,798,121	110,952	4,639,395

	For	Against	Abstain	BROKER NON-Votes
4. Approval of an amendment to the Company’s Certificate of Incorporation to provide for the annual election of all directors	96,158,300	405,140	31,880	4,639,395

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation of NOW Inc.

Exhibit 3.2	Amended and Restated Bylaws of NOW Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2020	NOW INC.

/s/ Raymond W. Chang
Raymond W. Chang Vice President & General Counsel